UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 13, 2020

Medalist Diversified REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-38719	47-5201540
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 S. 12th Street, Suite 401

Richmond, Virginia 23219

(Address of principal executive offices)

(804) 344-4435

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Title of Each Class	Name of each Exchange on Which Registered	Trading Symbol(s)
Common Stock, $0.01 par value	Nasdaq Capital Market	MDRR
8.0% Series A Cumulative Redeemable Preferred Stock, $0.01 par value	Nasdaq Capital Market	MDRRP

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 13, 2020, Medalist Diversified REIT, Inc. (the “Company”) and Medalist Diversified Holdings, L.P., a Delaware limited partnership (the “Operating Partnership”), entered into an underwriting agreement (the “Underwriting Agreement”) with the several underwriters named on Schedule I therein (the “Underwriters”), for whom Aegis Capital Corp. acted as representative, pursuant to which the Company agreed to offer and sell 200,000 shares of preferred stock, $0.01 par value per share, as 8.0% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share (“Series A Preferred Stock”) at a public offering price of $23.00 per share (the “Preferred Stock Offering”). The Underwriters were granted an option to purchase up to an additional 30,000 shares of Series A Preferred Stock, bringing the total number of shares of Series A Preferred Stock that may be issued in this offering to 230,000 shares of Series A Preferred Stock. In the Underwriting Agreement, the Company and the Operating Partnership made certain customary representations, warranties and covenants and agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). The closing of the Preferred Stock Offering occurred on February 19, 2020.

The shares of Series A Preferred Stock have been registered on the Company’s registration statement on Form S-11 (File No. 333-235442), which was declared effective by the Securities and Exchange Commission (the “SEC”) on February 12, 2020.

This description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01. For a more detailed description of the Underwriting Agreement, see the disclosure under the caption “Underwriting” contained in the Company’s prospectus, dated February 13, 2020 and filed with the SEC on February 14, 2020 (the “Prospectus”), which disclosure is hereby incorporated by reference into this Item 1.01.

In connection with the anticipated closing of the offering of the Series A Preferred Stock, the Company, as the sole general partner of the Operating Partnership, on its own behalf as general partner of the Operating Partnership and on behalf of the limited partners of the Operating Partnership, has amended the Agreement of Limited Partnership of the Operating Partnership (the “Partnership Agreement”) to provide for the issuance of up to 230,000 8.0% Series A Cumulative Redeemable Preferred Units (liquidation preference $25.00 per unit) (the “Series A Preferred Units”). Such amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein. The Company expects to contribute the net proceeds from the sale of the Series A Preferred Stock in the Preferred Stock Offering to the Operating Partnership in exchange for the same number of Series A Preferred Units. The Series A Preferred Units have economic terms that mirror the terms of the Series A Preferred Stock. The issuance of the Series A Preferred Units will be exempt from registration pursuant to Section 4(a)(2) of the Securities Act.

The Series A Preferred Units will rank, as to distributions and upon liquidation, senior to the common units of limited partnership interest in the Operating Partnership.

This description of the material terms of the amendment to the Partnership Agreement is qualified in its entirety by reference to the amendment to the Partnership Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01.

In addition, on February 18, 2020, the Company entered into an Escrow Agreement with Virginia Commonwealth Bank (the “Escrow Agent”), in connection with the escrow of an amount equal to the first four quarterly dividends of the Series A Preferred Stock into an irrevocable escrow account with such funds to be released to the holders of Series A Preferred Stock upon the declaration of such dividends. This description of the material terms of the Escrow Agreement is qualified in its entirety by reference to the Escrow Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01.

Item 3.03. Material Modifications to Rights of Security Holders.

On February 13, 2020, the Company filed, with the State Department of Assessments and Taxation of the State of Maryland, Articles Supplementary (the “Articles Supplementary”) to the Articles of Incorporation of the Company classifying and designating 230,000 shares of the Company’s Series A Preferred Stock. A summary of the material terms of the Series A Preferred Stock is set forth under the caption “Description of Capital Stock—Series A Preferred Stock” in the Company’s Prospectus. The summary of the Series A Preferred Stock in the Prospectus and the following description of the Series A Preferred Stock are qualified in their entirety by reference to the Articles Supplementary, which are hereby incorporated by reference into this Item 3.03 and which were filed as Exhibit 3.2 to the Company’s Registration Statement on Form 8-A, filed with the SEC on February 13, 2020.

The Company filed the Articles Supplementary in connection with the Preferred Stock Offering, as further described above.

The Series A Preferred Stock ranks senior to the Company’s common stock, $0.01 par value per share (“Common Stock”), with respect to distribution rights and rights upon the voluntary or involuntary liquidation, dissolution or winding up of the Company.

In addition to other preferential rights, each holder of shares of Series A Preferred Stock is entitled to receive a liquidation preference, which is equal to $25.00 per share of Series A Preferred Stock, plus any accrued and unpaid distributions (whether or not declared) to, but not including, the date of the payment, before the holders of shares of Common Stock, in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company. Furthermore, the Company is restricted from declaring or paying any distributions, or setting aside any funds for the payment of distributions, on shares of Common Stock or, subject to certain exceptions, redeeming or otherwise acquiring shares of Common Stock unless full cumulative distributions on the Series A Preferred Stock have been declared and either paid or set aside for payment in full for all past distribution periods.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information about the Articles Supplementary set forth under Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.03.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 13, 2020, by and among Medalist Diversified REIT, Inc., Medalist Diversified Holdings, L.P. and the several Underwriters listed on Schedule I attached thereto, for whom Aegis Capital Corp. acted as representative.

3.1	Articles Supplementary to the Articles of Incorporation of Medalist Diversified REIT, Inc. designating the shares of 8.0% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share (incorporated by reference to Exhibit 3.2 of the Company’s Registration Statement on Form 8-A filed with the SEC on February 13, 2020).

10.1	First Amendment to the Agreement of Limited Partnership of Medalist Diversified Holdings, L.P.

10.2	Escrow Agreement, dated February 18, 2020, by and between Medalist Diversified REIT, Inc. and Virginia Commonwealth Bank.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALIST DIVERSIFIED REIT, INC.

Dated: February 20, 2020	By:	/s/ Thomas E. Messier
Thomas E. Messier
Chief Executive Officer, Chairman of the Board,
Treasurer and Secretary